UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 18, 2013

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

4585 S Palo Verde Road, Suite 405, Tucson, AZ	85714
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On March 18, 2013, in an effort to reduce the Company’s expenses, Mr. Hayden advised the Board of Directors of Applied Energetics, Inc. (the “Company”) that he is resigning as President of the Company effective April 1, 2013 but agreed to continue to serve as a consultant to the Company. The Board and Mr. Hayden agreed that Mr. Hayden would continue to serve as the Company’s principal executive officer, principal financial officer and principal accounting officer.

Item 8.01. Other Events

On March 18, 2013, the Board of Directors of the Company agreed to reduce their annual director compensation, effective immediately as follows:

Mark Lister and George Farley - $25,000

John Levy - $20,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

(Registrant)

By: /s/ Joseph Hayden

Joseph Hayden

President and principal executive officer

Date: March 22, 2013